Q3 2021 Earnings November 2021 Exhibit 99.2

Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein (including, but not limited to, statements to the effect that Sprouts Farmers Market, Inc. (the “Company”) or its management "anticipates," "plans," "estimates," "expects," "believes," or the negative of these terms and other similar expressions) that are not statements of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s guidance, outlook, strategy, financial targets, growth and opportunities. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this presentation. These risks and uncertainties include, without limitation, risks associated with the COVID-19 pandemic; the Company’s ability to execute on its long-term strategy; the Company’s ability to successfully compete in its competitive industry; the Company’s ability to successfully open new stores; the Company’s ability to manage its rapid growth; the Company’s ability to maintain or improve its comparable store sales and operating margins; the Company’s ability to identify and react to trends in consumer preferences; product supply disruptions; equipment supply disruptions; general economic conditions; accounting standard changes; and other factors as set forth from time to time in the Company’s Securities and Exchange Commission filings. The Company intends these forward-looking statements to speak only as of the date of this presentation and does not undertake to update or revise them as more information becomes available, except as required by law. Non-GAAP Financial Measures We refer to EBIT, adjusted EBIT, adjusted EBIT Margin, and adjusted diluted earnings per share, each of which is a Non-GAAP Financial Measure. These measures are not prepared in accordance with, and are not intended as alternatives to, generally accepted accounting principles in the United States, or GAAP. The Company's management believes that such measures provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company, and certain of these measures may be used as components of incentive compensation. The Company defines EBIT, as net income before interest expense and provision for income tax, and adjusted EBIT as EBIT, excluding the impact of special items. Adjusted EBIT Margin reflects adjusted EBIT, divided by net sales for the applicable period. The Company defines adjusted diluted earnings per share as diluted earnings per share excluding the impact of special items. Non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, non-GAAP measures should not be considered as a measure of discretionary cash available to use to reinvest in the growth of the Company’s business, or as a measure of cash that will be available to meet the Company’s obligations. Each non-GAAP measure has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. To the extent forward looking non-GAAP financial measures are provided herein, they are not reconciled to comparable forward-looking GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

Chip Molloy CFO

Ongoing Strategic Changes are Producing Solid Financials 4 See the Appendix to this presentation for a reconciliation of adjusted diluted EPS to net income Q3 NET SALES $1.5B Q3 ADJUSTED DILUTED Earnings Per Share $0.56 ($ in mm) (1) Q3 NET CASH PROVIDED by OPERATIONS $119M ($ in mm)

Structurally Improved Margin Profile 5 See the Appendix to this presentation for a reconciliation of EBIT to adjusted EBIT. For 2017,2018, 2019, & 2021 adjustments to EBIT were immaterial; thus only EBIT is presented. ($ in mm) ADJUSTED EBIT & Adjusted EBIT Margin(1)

Ecommerce Remains Here to Stay and Sales Appear to be Settling at New Levels Ecommerce Penetration Customers can now shop how they like – In-Store, Pick-up, or Delivery Ecommerce Penetration ($ in mm)

2021 Fourth Quarter Outlook 7 Net Sales $1,450M to $1,475M Approximately 9 New Stores (3%) to (5%) Comps Adjusted EPS $0.26 to $0.30

2021 Annual Outlook 8 Net Sales $6,055M to $6,080M Approximately 14 New Stores, including 1 relo (7%) to (7.5%) Comps Adjusted EBIT $325M to $330M Adjusted EPS $2.04 to $2.08 Capex $95M to $105M Approximately 24% Corporate Tax Rate

Jack Sinclair CEO

Remain Focused on Innovation

Leveraging Brand Messaging with an Embedded Call to Action Broadening our mass media targeting Focusing on our competitive advantages Produce value Differentiated products Increased emphasis on call-to-action messaging Organic sale Bulk sale 72 hour sale Q4 will also highlight Holiday

Successfully Launched 2 New Format Stores in Q3, with Two More to Come in Q4 in GA and FL EARLY DAYS… Phoenix relocation – sales up significantly despite new store being 23% smaller Remodeled Tustin CA store – performance is encouraging Protein sales above company average with the emphasis on center of plate in the front of the store Deli sales above company average with more grab and go items Frozen sales up dramatically

New Format Will Significantly Reduce Cost to Build and Operate Cost to Operate On average ~20% less cost to operate Cash Investment On average ~20% less cost to build 50% lower cost in Deli fixtures 50% lower cost in Protein fixtures Partially offset by higher cost in Frozen fixtures (more doors) Labor mix benefits and self-checkout create savings Lower Rent due to reduced square footage & lower DA Improved Shrink

Appendix

SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN THOUSANDS) The following table shows a reconciliation of EBIT and adjusted EBIT to net income, as well as a reconciliation of net income and diluted earnings per share to adjusted net income and adjusted diluted earnings per share for the thirteen weeks ended October 3, 2021, September 27, 2020, September 29, 2019, September 30, 2018, and October 1, 2017: Appendix Includes professional fees related to strategic initiatives. After-tax impact includes the tax benefit on the pre-tax charge. During the quarter ended September 30, 2018, the Company adopted a tax calculation method change for the accelerated deduction of certain items, resulting in a discrete tax benefit of $3 million that was recognized in the third quarter of 2018. Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended October 3, 2021 Sept 27, 2020 Sept 29, 2019 Sept 30, 2018 October 1, 2017 Net income $ 63,867 $ 60,241 $ 26,260 $ 37,500 $ 31,486 Income tax provision 19,030 15,023 7,740 7,867 16,071 Interest expense, net 2,911 3,117 5,557 7,411 5,608 Earnings before interest and taxes (EBIT) 85,808 78,381 39,557 52,778 53,165 Special Items: Strategic initiatives (1) - 2,416 - - - Total Special Items - pre tax - 2,416 - - - Adjusted EBIT $ 85,808 $ 80,797 $ 39,557 $ 52,778 $ 53,165 Net income $ 63,867 $ 60,241 $ 26,260 $ 37,500 $ 31,486 Special Items: Strategic Initiatives, net of tax $ - $ 1,795 $ - $ - $ - Adjusted Net income before one time tax benefits $ 63,867 $ 62,036 $ 26,260 $ 37,500 $ 31,486 Income tax benefit related to Tax Act and other one time tax benefits (2) - - - (2,573) - Adjusted Net income $ 63,867 $ 62,036 $ 26,260 $ 34,927 $ 31,486 Diluted EPS $ 0.56 $ 0.51 $ 0.22 $ 0.29 $ 0.23 Adjusted Diluted EPS $ 0.56 $ 0.52 $ 0.22 $ 0.27 $ 0.23   Diluted Weighted Average Shares Outstanding 114,818 118,450 118,174 127,627 136,770